SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): November 14, 2001


                           PolyVision Corporation
            ----------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


                      Commission File Number: 1-10555

          New York                                             13-3482597
 -----------------------------                                ------------
(State or Other Jurisdiction of                              (IRS Employer
 Incorporation or Organization)                            Identification No.)


                       4888 South Old Peachtree Road
                          Norcross, Georgia 30071
             -------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code: (770) 447-5043


                --------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Item 1. Changes in Control of Registrant.

     On November 14, 2001, PolyVision Corporation, a New York corporation ("PolyVision"), was acquired by Steelcase Inc., a Michigan corporation ("Steelcase"), through the merger of PV Acquisition, Inc., a New York corporation and a wholly-owned subsidiary of Steelcase ("Merger Sub"), with and into PolyVision (the "Merger"). As a result of the Merger, PolyVision became a wholly-owned subsidiary of Steelcase. The Merger was effected in accordance with the Agreement and Plan of Merger, dated August 24, 2001 (the "Merger Agreement"), by and among Steelcase, Merger Sub and PolyVision. Each of the outstanding shares of common and preferred stock of PolyVision outstanding immediately prior to the Merger was converted in the Merger into the right to receive cash pursuant to the terms of the Merger Agreement. The aggregate amount of merger consideration payable by Steelcase in connection with the conversion of the common and preferred stock of PolyVision was approximately $65 million, which Steelcase financed using cash on hand and borrowing capacity under its existing $400 million multicurrency commercial paper program. The Merger Agreement was adopted by PolyVision shareholders at a special meeting on November 13, 2001. PolyVision shares owned by The Alpine Group, Inc., a Delaware corporation ("Alpine"), were voted at the special meeting in favor of adoption of the Merger Agreement in accordance with the Shareholder's Agreement, dated as of August 24, 2001, by and among Steelcase, Merger Sub and Alpine.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

         2.1 Agreement and Plan of Merger, dated August 24, 2001, by and among Steelcase Inc., PV Acquisition, Inc. and PolyVision Corporation, conformed as per Amendment No. 1, dated October 15, 2001.

         10.1 Shareholder's Agreement, dated as of August 24, 2001, by and among Steelcase Inc., PV Acquisition, Inc. and The Alpine Group, Inc. (incorporated by reference to Exhibit
                  10.1 to PolyVision Corporation's Current Report on Form 8-K dated August 24, 2001 (filed August 29, 2001)).

         99.1 Press release (incorporated by reference to Exhibit 99.1 to Steelcase Inc.'s Current Report on Form 8-K dated November 14, 2001 (filed November 15, 2001), Commission File No. 001-13873).



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POLYVISION CORPORATION


November 29, 2001                    By:  /s/ James P. Keane
                                          --------------------------------
                                          James P. Keane, Treasurer



                               EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated August 24, 2001, by and among Steelcase Inc., PV Acquisition, Inc. and PolyVision Corporation, conformed as per Amendment No. 1, dated October 15, 2001.

         10.1 Shareholder's Agreement, dated as of August 24, 2001, by and among Steelcase Inc., PV Acquisition, Inc. and The Alpine Group, Inc. (incorporated by reference to Exhibit
                  10.1 to PolyVision Corporation's Current Report on Form 8-K dated August 24, 2001 (filed August 29, 2001)).

         99.1 Press release (incorporated by reference to Exhibit 99.1 to Steelcase Inc.'s Current Report on Form 8-K dated November 14, 2001 (filed November 15, 2001), Commission File No. 001-13873).